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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         MAY 8, 2003                                            1-14355
-----------------------------                           -----------------------
  Date of Report (Date of                               Commission File Number
  earliest event reported)


                              24/7 REAL MEDIA, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                                          13-3995672
--------------------------------------                  ------------------------
 (State or other jurisdiction of                           (I.R.S. Employer
  incorporation or organization)                          Identification Number)



                                  1250 BROADWAY
                            NEW YORK, NEW YORK 10001
               (Address of Principal Executive Offices) (Zip Code)



                                 (212) 231-7100
              (Registrant's telephone number, including area code)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (C) EXHIBITS.

      99.1  Press Release of 24/7 Real Media, Inc. dated May 8, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

      In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12 -- Results of Operations and Financial Condition," is instead furnished under "Item 9 -- Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On May 8, 2003 24/7 Real Media, Inc. (the "Company") issued a press release announcing its results of operations for the three months ended March 31, 2003. The press release contained the Company's guidance to investors of projected revenue and loss per share for its second fiscal quarter ending June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Use of Non-GAAP Financial Information

      To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company uses non-GAAP measures of pro forma net loss and pro forma net loss per share that do not include the following financial measures that are normally included in GAAP: for the three months ended March 31, 2002 and for the fiscal year ended December 31, 2002, amortization of intangible assets, stock-based compensation, gain on sale of non-core assets, net, other income and restructuring costs, and for the fiscal quarter ended March 31, 2003, amortization of intangible assets and stock-based compensation. In addition, in the Company's guidance on loss per share for the fiscal quarter ending June 30, 2003, the Company uses the non-GAAP measure of pro forma net loss per share which does not include the following expected expenses that are normally included in GAAP: amortization of intangible assets and stock-based compensation. The Company excludes amortization of intangible assets and stock-based compensation from pro forma results and guidance because they are non-cash charges and/or not directly related to operations. Other income, restructuring and costs and merger-related costs are also excluded from pro forma results because they are separate from the ongoing operations of the Company.

      The Company's management reviews these non-GAAP measures internally to evaluate the Company's performance and manage its operations. In addition, since the Company has historically provided non-GAAP results and guidance to the investment community, the Company believes that the inclusion of non-GAAP financial measures provides consistent and comparable measures to help investors understand the Company's current and future operating results and cash flows. The non-GAAP measures included in the press release attached hereto as Exhibit
99.1 have been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         24/7 REAL MEDIA, INC.



Date:  May 8, 2003                      By: /s/ MARK E. MORAN
                                           -------------------------------------
                                           Name: Mark E. Moran
                                           Title: Executive Vice President
                                                     and General Counsel




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                                  EXHIBIT INDEX

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EXHIBIT NUMBER    DESCRIPTION
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
    99.1          Press release issued by 24/7 Real Media, Inc. on May 8, 2003.


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